Exhibit 10.01

ASSET PURCHASE AGREEMENT

between

CNE INDUSTRIES, INC.

and

INTERACTIVE MEDIA TECHNOLOGIES, INC.

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is entered into this 25th day of February 2005, by and between CNE INDUSTRIES, INC., a Florida corporation, (“CNE”) and INTERACTIVE MEDIA TECHNOLOGIES, INC., a Florida corporation (“IMT”).

W I T N E S S E T H:

WHEREAS, IMT has developed a global voice over internet protocol business  (the “VoIP Business”) and utilized certain assets in connection with the  VoIP Business as described in Schedule 1 hereto (the “VoIP Assets”); and

WHEREAS, CNE desires to purchase the  VoIP Business and the VoIP Assets from IMT upon the terms and conditions contained herein; and

WHEREAS, IMT desires to sell the VoIP Business and the VoIP Assets to CNE on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follows:

1.

Assets, Properties and Rights to be Purchased.  On the terms and subject to the conditions set forth herein, effective on the Closing Date (as defined below), IMT shall sell, assign, convey, transfer and deliver to CNE, its successors and assigns, and CNE shall purchase and acquire from IMT, the VoIP Assets and the VoIP Business free and clear of any and all liens, claims and encumbrances.

2.

Consideration.  In full consideration of the sale and transfer of the  VoIP Business and VoIP Assets, CNE shall deliver to IMT 7,000,000 shares of CNE’s common stock, $.001 par value (the “CNE Shares”) registered in the name of IMT.

3.

Liabilities Not Assumed.  CNE does not assume or agree to pay or discharge any debts,  liabilities or obligations of IMT.

4.

Effective Date and Closing Date.  The Effective Date of this Agreement shall be the date this Agreement is executed by all parties. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as of the close of business at the offices of IMT at 1801 North Military Trail, Suite 203, Boca Raton, FL 33431 not more than ten days after all of the conditions to Closing hereinbelow set forth are satisfied or waived (the date on which the Closing takes place being the “Closing Date”) or at such other time and place as the parties hereto shall agree.  If the Closing has not occurred on or before March 31, 2005, each party shall have the right to terminate this Agreement as hereinbelow provided.

5.

Execution and Delivery of Closing Documents.  At the Closing, (a) IMT will deliver to CNE such assignments, consents to assignments and good and sufficient  instruments of transfer and conveyance as shall be necessary to transfer, assign and convey to, and to vest in, CNE good and merchantable title to the VoIP Business and VoIP Assets, free and clear of all liens, claims and encumbrances and such lists and descriptions of the VoIP Business and VoIP Assets and such other documents as CNE may reasonably request and (ii) CNE will deliver to IMT the CNE Shares.  At the Closing, each party also will execute and deliver such other appropriate and customary documents as any other party reasonably may request for the purpose of consummating the transactions contemplated by this Agreement.  All actions taken at the Closing will be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

6.

Covenant to Defend Title.  Effective as of the Closing Date, IMT hereby binds itself, and its successors and assigns, at IMT's sole cost and expense, to warrant and defend title to the VoIP Assets and the VoIP Business unto CNE, and its successors and assigns against every person whomsoever lawfully claiming the same or any part thereof.

7.

Further Assurances.  After the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as either party may reasonably deem to be practical and necessary or advisable in order to consummate the transactions contemplated by this Agreement and to vest more fully in CNE the ownership of and rights to the  VoIP Business and VoIP Assets granted hereunder as they existed immediately prior to the Closing and to vest more fully in IMT the ownership of and rights to the CNE Shares.

8.

Representations and Warranties of IMT.  IMT represents and warrants to CNE as follows, which representations and warranties shall survive the Closing:

a.

Organization and Good Standing of IMT.  IMT is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

b.

Power and Authority.  IMT has the corporate power and authority to own, lease and operate the  VoIP Business and VoIP Assets and to carry on the  VoIP Business as currently being conducted.

c.

Authorization and Validity.  IMT has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and any other documents executed or required to be executed by it in connection with this Agreement.  This Agreement and the other documents executed or required to be executed by IMT in connection with this Agreement have been or will be duly authorized by all necessary corporate action.

d.

Binding Effect.  This Agreement and the other documents executed or required to be executed by IMT in connection with this Agreement have been or will have been duly executed and delivered by IMT and are or will be, when executed and delivered, the legal, valid and binding obligations of IMT enforceable in accordance with their terms except to the extent that:

i.

enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

ii.

 the availability of equitable remedies may be limited by equitable principles of general applicability; and

iii.

 rights to indemnification may be limited by considerations of public policy.

e.

No Violation.  Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

i.

result in a violation or breach of (a) the articles of incorporation or by-laws of IMT; or (b) any material agreement or other material instrument under which IMT is bound or to which any of the Assets are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Assets, or

ii.

 violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

iii.

 To the best of its knowledge, IMT has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements, applications, notices, reports and any other filings with respect to theVoIP Business, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Assets, the intended use thereof by CNE or the  VoIP Business.

f.

Permits and Licenses; Compliance.  To the best of its knowledge, IMT possesses and, at the Closing, will transfer and assign to CNE all necessary governmental licenses, franchises, permits, approvals, authorizations, and rights necessary for CNE to engage in the  VoIP Business and that, if not possessed, could not reasonably be expected to have a material adverse effect on the  VoIP Business and VoIP Assets or the intended use thereof by CNE.  To the best of its knowledge, IMT is in compliance with all such governmental licenses, franchises, permits, approvals, authorizations, or rights, and all federal, state or local laws or regulations applicable to the  VoIP Business and VoIP Assets except where the failure to be in compliance would not reasonably be expected to have a material adverse effect on the Assets or the intended use thereof by CNE.

g.

Title to VoIP Assets.  IMT owns the VoIP Assets free and clear of all liens, claims and encumbrances. Upon consummation of the transactions contemplated hereby, CNE shall receive good and valid title to the VoIP Assets, free and clear of all liens, claims and encumbrances.

h.

Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of IMT.

i.

Description of the VoIP Assets and  VoIP Business. No document heretofore furnished by IMT or any person acting on its behalf to CNE or any person acting on its behalf with respect to the VoIP Assets and the VoIP Business (collectively, the “Disclosure Documents”) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading. Since the date of which information has been furnished in the Disclosure Documents, respectively, there has not been any material adverse change in or event affecting any of the VoIP Assets and the VoIP Business.

j.

IMT will retain the right to utilize VoIP as a method of transport for originating and terminating calls on and off it’s network. Nothing construed in the agreement will prohibit IMT from providing wholesale termination services to CNE or any other new or existing wholesale customer.

k.

Litigation. No legal or administrative or other adversary proceeding or investigation is currently pending against IMT and, to the best knowledge of IMT, none is threatened or contemplated by any governmental agency or other third party with respect to the VoIP Assets and the VoIP Business.  IMT is not subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to the VoIP Assets and the VoIP Business which would affect the obligations of IMT or the rights of CNE hereunder.

l.

Patents, Trademarks and Copyrights.  Other than as expressly set forth in Exhibit 8K. hereto,  IMT owns or is licensed to use all patents, trademarks, and copyrights, if any, necessary to engage in the  VoIP Business and utilize the VoIP assets in connection therewith without conflict with the rights of others and following the Closing, CNE shall be entitled to use all such patents, trademarks and copyrights as are necessary to engage in the  VoIP Business and utilize the VoIP Assets in connection therewith.  Exhibit  8K. hereto contains a true and correct description of the following:

i.

all trademarks, trade names, service marks, and other trade designations, common law rights, registrations, and applications for registration, and all patents, copyrights, and applications currently utilized in the  VoIP Business and utilization of the VoIP Assets in connection therewith; and

ii.

 all material agreements relating to technology, know-how or processes that IMT is licensed or authorized to use by others and used in connection with the  VoIP Business and the VoIP Assets in connection therewith.

m.

Full Disclosure.  There are no facts pertaining to the VoIP Business or the VoIP Assets in connection that are reasonably likely to have a material adverse effect on either of them that have not been disclosed by IMT to CNE.

n.

Liens on Assets.  There are no liens held by any party on the VoIP Assets. The lienholder (Gregory T. Kruglak Revocable Trust) has granted a release of lien on these assets.

o.

Financial Statements.  IMT has furnished financial statements of the  VoIP Business  to CNE as set forth in Exhibit 8o. hereto (the “IMT Financial Statements”).  The  IMT Financial Statements are true, complete and correct in all material respects and were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and fairly present the financial position of the  VoIP Business  as of the dates and for the periods indicated.  Since the latest date of the IMT Financial Statements, (i) no event or condition has occurred that may reasonably be expected to result in a material adverse effect on the condition (financial or otherwise) of the  VoIP Business or on the VoIP Assets, or prospects, and (ii) the  VoIP Business has not incurred any material liabilities other than liabilities incurred in the ordinary and usual course of business consistent with past practice.

p.

Disclaimer. Notwithstanding anything in this Agreement or elsewhere to the contrary, IMT does not warrant that CNE will be successful, either in a business or a technical sense (for example, the sales and marketing methods used by IMT), as a result of purchasing the VoIP Assets and theVoIP Business or exercising the rights granted  by IMT to CNE hereunder.  IMT has advised CNE that there are many competing and overlapping patents, proprietary rights and trade secret claims in the VoIP business, and that CNE shall rely on its own independent evaluation of the patents, proprietary rights and trade secrets in the conduct of its business.

q.

Investment Representations and Warranties.

i.

 The CNE Shares will be acquired by IMT for its own account and not with a view to or for sale or other disposition in connection with any transaction that will not be exempt form the registration requirements of the Securities Act of 1933 (the “Securities Act”) and  any applicable state securities laws.

ii.

 IMT is capable of evaluating the merits and risks of an investment in the  CNE Shares and has such knowledge, experience and skill in financial and business matters that it is capable of evaluating the merits and risks of the investment in CNE Shares and the suitability of the CNE Shares as an investment and can bear the economic risk of an investment therein for an indefinite period of time.  No guarantees have been made or can be made with respect to the future value, if any, of the CNE Shares or the profitability or success of the business of CNE.

iii.

 IMT understands that the CNE Shares will not have been registered under the Securities Act or any applicable state securities laws, that the CNE Shares will be characterized as “restricted securities” under federal securities laws, and that under such laws and applicable regulations the CNE Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.  In this connection, IMT represents that it is familiar with Rule 144 promulgated under the Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Stop transfer instructions may be issued to the transfer agent for securities of CNE (or a notation may be made in the appropriate records of CNE) in connection with the CNE Shares, but only to the extent customary for securities which are “restricted securities.”

iv.

 IMT understands that CNE is the only person that can register the CNE Shares under the Securities Act and CNE has no obligation or intension to do so, however, CNE agrees to register the legal maximum allowable number of shares as agreed by IMT. A share registration agreement will be created within 90 days of the execution of this agreement.

v.

 IMT consents to the placement of a legend on the certificate evidencing the CNE Shares stating that they have not been registered under the Securities Act or under any other applicable securities laws, setting forth or referring to the restrictions on transferability and sale thereof and including placement of any additional language as may be required by applicable state securities laws.

9.

CNE represents and warrants to IMT as follows, which representations and warranties shall survive the Closing:

a.

Organization and Good Standing.  CNE is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida..

b.

Power and Authority.  CNE has the corporate power and authority to issue the CNE Shares as herein provided.

c.

Authority and Validity.  CNE has the corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other documents executed or required to be executed by it in connection with this Agreement, and this Agreement and the other documents executed or required to be executed by CNE in connection with this Agreement have been duly authorized by all necessary corporate action of CNE.

d.

Binding Effect.  This Agreement and the other documents executed or required to be executed by CNE in connection with this Agreement have been or will have been duly authorized, executed and delivered by CNE and are or will be, when executed and delivered, the legal, valid and binding obligations of CNE enforceable in accordance with their terms except to the extent that:

i.

enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

ii.

the availability of equitable remedies may be limited by equitable principles of general applicability; and

iii.

rights to indemnification may be limited by considerations of public policy.

e.

No Violation.  Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

i.

result in a violation or breach of (a) the articles of incorporation or by-laws of CNE or (b) any material agreement or other material instrument under which CNE is bound or to which the assets of CNE are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of CNE; or

ii.

violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

f.

Consents.   Other than those to be transferred and assigned to CNE by IMT at the Closing, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of CNE.

g.

Financial Statements.  CNE has furnished its financial statement to IMT as set forth in Exhibit 9g. hereto (the “CNE Financial Statements”).  The CNE Financial Statements are true, complete and correct in all material respects and were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and fairly present the financial position of CNE as of the dates and for the periods indicated.  Since the latest date of the CNE Financial Statements, (i) no event or condition has occurred that may reasonably be expected to result in a material adverse effect on the condition (financial or otherwise) of CNE or on its assets, properties or prospects, and (ii) CNE has not incurred any material liabilities other than liabilities incurred in the ordinary and usual course of business consistent with past practice.

h.

Capitalization. CNE has outstanding 7,788,500 shares of common stock, $.001 par value shares.  There are no outstanding securities, rights, subscriptions, warrants, options, stock appreciation rights or other agreement or other security that is convertible into, exercisable for, or entitles the holder to purchase or acquire any capital stock from CNE.

i.

Absence of Certain Changes.  Since the latest date of the CNE Financial Statements, CNE has not:

i.

suffered any damage or destruction or loss that could reasonably be expected to or does materially and adversely affect the condition of CNE (financial or otherwise) or its prospects;

ii.

 acquired or disposed of any assets or properties; or

iii.

 entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to any of the other agreements and documents executed or to be executed pursuant to this Agreement or to the transactions described herein or therein, or that could reasonably be expected to have, or has had, a material adverse effect on the condition of CNE (financial or otherwise) or on its prospects.

iv.

 Litigation. No material legal or administrative or other adversary proceeding or investigation is currently pending against CNE and, to the best knowledge of CNE, none is threatened or contemplated by any governmental agency or other third party.  CNE is not subject to any continuing court or administrative order, writ, injunction or decree.

10.

Covenants of IMT.  IMT hereby covenants with CNE that

a.

Exclusive Negotiations.  Until the earlier of the Closing Date or the termination of this Agreement, and subject to the fiduciary duties of the directors of IMT, IMT agrees that none of IMT or any of the officers, directors or other agents of IMT will, directly or indirectly, solicit or accept from any person or entity any offer or expression of interest in, or with respect to an acquisition, combination, merger or similar transaction involving IMT with respect to the VoIP Assets or the  VoIP Business.  Upon receipt of any unsolicited bona fide offer or expression of interest in or with respect to any such transaction, IMT agrees to promptly inform CNE of the existence and terms of such offer or expression of interest.

b.

Non-Compete. For a period of five years from the Closing or until this Agreement is terminated, IMT agrees not to engage in a business substantially similar to the VoIP Business  other than through its interest in CNE.

c.

Sales and Use Tax.  Although, CNE shall be responsible for any sales or use tax payable in connection with the sale of the Assets hereunder; IMT will reasonably assist CNE to minimize any such sales or use tax.

d.

Use of Globaltel Name.  Immediately after the Closing,, IMT shall furnish such consents as may be reasonably required to permit CNE to change its name to *Global Tel IP, Inc._______* .

11.

Covenant of CNE.  Exclusive Negotiations. CNE hereby covenants with IMT that until the earlier of the Closing Date or the termination of this Agreement, and subject to the fiduciary duties of the directors of  CNE, CNE agrees that none of CNE or any of the officers, directors or other agents of CNE will, directly or indirectly, solicit or accept from any person or entity any offer or expression of interest in, or with respect to a similar transaction involving CNE                                                                                                                                                  with respect to a product or a business that competes, directly or indirectly, with the  VoIP Business.

12.

Conditions to Obligations of IMT.  The obligations of IMT to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions in all material respects:

a.

Representations, Warranties and Covenants.  The representations and warranties of CNE contained in this Agreement shall have been true and correct as of the date they were made or deemed to have been made and shall be true and correct as of the Closing Date, with the same force and effect as if made as of the Closing Date, except for such changes as are permitted or contemplated by this Agreement, and other than such representations and warranties as are made as of another date.  The covenants and agreements contained in this Agreement to be complied with by CNE on or before the Closing Date shall have been complied with.  IMT shall have received a certificate from CNE to such effect, dated as of  the Closing Date and signed by the Chief Executive Officer of CNE.

b.

No Proceeding or Litigation.  No legal or regulatory action shall have been commenced or threatened by or before any court or any federal, state or local governmental authority (collectively, “Governmental Authority”) against IMT or CNE seeking to restrain or adversely alter the transactions contemplated by this Agreement or which is likely to render it impossible or unlawful to consummate such transactions, or which could reasonably be expected to have a  material adverse effect on the condition of CNE (financial or otherwise) or on its  assets, properties or prospects.

13.

Conditions to Obligations of CNE.  The obligations of CNE  to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions in all material respects:

a.

Representations, Warranties and Covenants.  The representations and warranties of IMT contained in this Agreement shall have been true and correct as of the date as of which they were made or deemed to have been made and shall be true and correct as of the Closing Date, with the same force and effect as if made as of the Closing Date except for such changes as are permitted or contemplated by this Agreement, other than such representations and warranties as are made as of another date.  The covenants and agreements contained in this Agreement to be complied with by IMT on or before the Closing Date shall have been complied with.  CNE shall have received a certificate from IMT to such effect dated as of the Closing Date and signed by the Chief Executive Officer of IMT.

b.

No Proceeding or Litigation.  No legal or regulatory action shall have been commenced or threatened by or before any Governmental Authority against IMT or CNE seeking to restrain or adversely alter the transactions contemplated hereby or which is likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which could have a material adverse effect on the Assets.

14.

Indemnification

a.

Subject to the terms and conditions of this Section 14, CNE hereby agrees to indemnify, defend and hold each of IMT and its officers, directors, agents, attorneys and affiliates harmless from and against all losses, obligations, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, “Damages”) asserted against or incurred by IMT or such identified persons by reason of or resulting from (i) a representation or warranty made by CNE herein being materially incorrect or untrue or (ii) a breach by CNE of any covenant contained herein or in any of the agreements executed pursuant hereto.

b.

Subject to the terms and conditions of this Section 14, IMT hereby agrees to indemnify, defend and hold each of CNE, its assignee  and its officers, directors, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by CNE or such identified persons by reason of or resulting from (i) a representation or warranty made by IMT herein being materially incorrect or untrue or (ii) a breach by IMT of any covenant made by IMT contained herein or in any of the agreements executed pursuant hereto.

c.

The parties agree to cooperate with each other in the event of any settlement negotiated with regard to the indemnification provided herein.  In no event shall the total amount payable pursuant to this Section 14 with respect to the incorrectness of a representation or warranty exceed the Purchase.

d.

Any permitted indemnitee under Sections 14a. or 14b. hereof (an “Indemnified Party”) shall give notice to the person responsible for indemnification (an “Indemnifying Party”) of any claim as to which indemnification may be sought as soon as possible after the Indemnified Party has actual knowledge thereof and the amount thereof, if known.  The Indemnified Party shall supply to the Indemnifying Party any other information in the possession of the Indemnified Party regarding such claim, and will permit the Indemnifying Party (at its expense) to assume the defense of any third party claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, and provided further that the failure by the Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that the Indemnifying Party is damaged as a result of the failure to give notice.  If the Indemnifying Party has assumed the defense of a third party claim, the Indemnifying Party shall not be entitled to settle such third party claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, provided that such consent shall not be required if such settlement involves only the payment of money and the claimant provides to the Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, a release from all liability in respect of such third party claim.

e.

The Indemnified Party shall have the right at all times to participate in the defense, settlement, negotiations or litigation relating to any third party claim or demand at its own expense.  If the Indemnifying Party does not assume the defense of any matter as above provided, then the Indemnified Party shall have the right to defend any such third party claim or demand, and will be entitled to settle any such claim or demand in its discretion for the account or benefit of the Indemnified Party.  In any event, the Indemnified Party will cooperate in the defense of any such action at the expense of the Indemnifying Party and the records of each party shall be available to the other with respect to such defense.

f.

The indemnification provided in this Section 14 shall be applicable whether or not negligence of the indemnified party is alleged or proven.

15.

Termination by IMT.  IMT shall have the right to terminate this Agreement if the conditions in Section 12 hereof have not been satisfied or waived by IMT on or before March 31, 2005.

16.

Termination by CNE.  CNE shall have the right to terminate this Agreement if the conditions in Section 13 have not been satisfied or waived by CNE on or before March 31, 2005.

17.

Termination by Agreement of IMT and CNE.  IMT and CNE may terminate this Agreement at any time by their mutual written consent.

18.

Damages.  If this Agreement is terminated, the parties shall retain any rights they may have against each other for any breach of any of the terms and conditions of this Agreement.

19.

Expenses.  Each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

20.

Entire Agreement.  This Agreement and the exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions.

21.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

22.

Notices.  All notices, demands, requests, or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram, facsimile, or telex, addressed as follows:

If to IMT:

Interactive Media Technologies, Inc.

1801 North Military Trail

Suite 203

Boca Raton, Florida 33431

If to CNE:

CNE Industries, Inc.

101 Briny Avenue

Suite 1410

Pompano Beach, Florida 33062

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent.  Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee, with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telecopy or telex) the answerback or confirmation of receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

23.

Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

24.

Successors and Assigns.  This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

25.

Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Florida and exclusive venue shall lie in the state and federal courts in the State of Florida.

26.

Amendment, Waiver and Other Action.  This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

27.

Legal Representation.  All of the parties to this Agreement acknowledge that they have been advised that they should seek and have had the opportunity to seek counsel to review this Agreement and to obtain the advice of such counsel relating thereto.

28.

Assignment. Neither this Agreement nor any right created hereby shall be assignable by either party hereto without the consent of the other party, which consent shall not be unreasonably withheld, provided that  CNE may assign this Agreement to a wholly owned subsidiary which has not yet been formed.

29.

Confidentiality.  Other than as required by law, each party shall maintain the confidentiality of, and not divulge or disclose to any other person, the existence of or any terms and conditions of this Agreement or any of the financial or other information provided to it by the other party to this Agreement.

30.

Captions.  The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

31.

Number and Gender.  Whenever the context requires, references in this Agreement to the singular number shall include the plural; the plural number shall include the singular; and words denoting gender shall include the masculine, feminine, and neuter.

32.

Public Announcements.  Except to the extent that IMT or CNE believes on the advice of counsel that public disclosure is required by law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior notification to the other parties.  The parties shall cooperate as to the time and contents of any such press release or public announcement, but if they are unable to reach an agreement as to the time and contents of such press release or public announcement, each shall be free to make such press release or public announcement as it deems necessary.

33.

Survival of Representations and Warranties.  The representations and warranties of the respective parties shall survive the Closing or termination of this Agreement, as the case may be.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

CNE INDUSTRIES, INC.

By: /s/ Larry M. Reid___________

Name: Larry M. Reid

Title:

President

INTERACTIVE MEDIA TECHNOLOGIES, INC.

By: /s/ Steve Williams_____________________

Name: Steve Williams

Title:   President

GRGORY T. KRUGLAK REVOCABLE TRUST

By: /s/ Gregory T. Kruglak______________________

Name: GREGORY T. KRUGLAK

Title: MANAGING TRUSTEE